                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 25, 2006

                        New Century Equity Holdings Corp.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-28536              74-2781950
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(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)

   300 Crescent Court, Suite 1110, Dallas, Texas                  75201
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     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (214) 661-7488
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                  Check  the  appropriate  box  below if the Form 8-K  filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

                  |_|    Written  communications  pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

                  |_|    Soliciting  material  pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

                  |_|    Pre-commencement   communications   pursuant   to  Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                  |_|    Pre-commencement   communications   pursuant   to  Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

         On July 25, 2006, the Issuer issued a press release announcing that the
Delaware  Chancery Court's order approving the agreement with all of the parties to the lawsuit filed by Craig Davis (the "Lawsuit"), which agreement settled the
Lawsuit and all claims relating thereto,  became final and  non-appealable as of
July 25, 2006. The time for appeal of the court's order expired on Monday,  July
24, 2006.

         The press  release  also  disclosed  that the board of directors of the
Issuer set July 28, 2006 as the record date for determining  which  shareholders will be entitled to participate in a distribution  of the settlement fund (after payment of certain legal fees and expenses)  established in accordance  with the terms of the  settlement  of the Lawsuit.  Shareholders  of record as of July 28 will  receive the  distribution.  The payment  date and per share  amount of the distribution  will be finalized  following the actual  funding of the settlement fund. Payment of the distribution is expected to be made on August 11, 2006 or a date as soon thereafter as practicable.

         A copy of the press release is attached as an exhibit hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

EXHIBIT NUMBER    DESCRIPTION

99.1              Press Release, dated July 25, 2006.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEW CENTURY EQUITY HOLDINGS CORP.

Date: July 26, 2006                          By: /s/ John P. Murray
                                                 -------------------------------
                                             Name: John P. Murray
                                             Title: Chief Financial Officer